UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 16, 2021

MATEON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01	Other Events

We met with investors and partners to discuss the launch of ARTIVedaTM as PulmoHealTM in India through Windlas. The information is filed herewith.

Press release

On February 16, 2021 we issued press release announcing a global partnership with Chopra Foundation, a non-profit, to collaborate on research and development of PulmoHeal™ and ARTIVeda™ for COVID-19 and other infectious diseases through joint research between Mateon and Foundation Principal Investigators (PI) from premium US universities. The press release if filed herewith.

We intend to leverage our relationship with Chopra Foundation to support the launch of PulmoHealTM. PulmoHealTM is a first of its kind 360o solution for respiratory health. Leveraging on the combination of cutting-edge manufacturing, clinical drug development, and artificial intelligence (AI), we are pleased to provide PulmoHealTM as a consumer solution for respiratory health. PulmoHealTM has three components: 1) The drug PulmoHealTM clinically shown to be effective against respiratory virus – COVID-19, 2) The respiratory health assessment tool, ArtiHealthTM, and 3) The survey forum as open access repertoire of user experience. Together we believe that PulmoHealTM will provide the much-needed tool for assessment, treatment, and data sharing for better respiratory health. We are pleased to be able to leverage on the deep tradition of Indian medicine and advance artificial intelligence & supercomputing technologies under one umbrella to create this innovative solution to healthcare- one which we hope to replicate throughout the world across multiple indications. Through our forum we hope to democratize drug development through patient driven research. The launch presentation is file herewith.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Incorporation by reference

99.1	PulmoHealTM product description	Filed herewith.
99.2	Press release – Deepak Chopra Foundation Partnership	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mateon Therapeutics, Inc.

Date: February 18, 2021		/s/ Vuong Trieu
	By:	Vuong Trieu
Chief Executive Officer

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